MEMBERS VARIABLE ANNUITY II
                      Supplement dated September 19, 2002
                        To Prospectus dated May 1, 2002


Effective the date of this supplement, the fourth and fifth sentences of the second paragraph on page 9 are replaced with the following:

Effective September 19, 2002, Fitch rated us AA- (Very Strong) for insurer financial strength. This is the fourth highest rating out of a possible 24.